EXHIBIT 10.15

FIRST AMENDMENT AND WAIVER TO LOAN AGREEMENT

THIS FIRST AMENDMENT AND WAIVER TO LOAN AGREEMENT (this "Amendment") is entered into as of May 23, 2025, between FIRST NORTHWEST BANCORP, a Washington corporation ("Borrower"), and NEXBANK (with its participants, successors and assigns, "Lender").

R E C I T A L S

A.    Borrower and Lender are parties to that certain Loan Agreement dated as of May 20, 2022 (as heretofore amended and as it may be further amended, modified, supplemented, restated or amended and restated from time to time, the "Loan Agreement"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Loan Agreement and all Section references are to Sections in the Loan Agreement.

B.    Borrower has requested that Lender waive the Borrower's violation of Section 11.9 of the Loan Agreement as a result of Borrower's failure to maintain a Leverage Ratio of eight percent (8%) or greater for the fiscal quarter ended March 31, 2025 (the "Specified Event of Default").

C.    Borrower has requested that the Lender (i) waive the Specified Event of Default and (ii) amend the Loan Agreement as provided below.

D.         Lender has agreed to (i) amend the Loan Agreement and (ii) waive the Specified Event of Default, in each case in accordance with the terms, conditions, and representations set forth herein, as requested by Borrower.

E.         Borrower and Lender agree to the other terms and provisions provided below, subject to the terms, conditions, and representations set forth herein.

NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

1.	Amendments to Loan Agreement. Subject to the satisfaction of the conditions set forth herein, the Loan Agreement is amended as follows:

(a)    The following definition in Section 2.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows

"Maturity Date" means the earlier of(a) November 17, 2025 and (b) the date of the acceleration of the Obligation pursuant to this Agreement.

(b)    Section 4.6 of the Loan Agreement is hereby amended and restated in its entirety as follows:

"4.6         [Reserved]."

2.

Waiver. Subject to the terms, and the timely satisfaction of each of the conditions precedent in Section 3 and representation and warranties in Section 5 of this Agreement, the Lender hereby waives the Specified Event of Default. and affirms that no Event of Default is continuing as a result of the Specified Event of Default. The foregoing waiver is a one-time waiver and applies only to the specified circumstance and does not modify or otherwise affect the Borrower's obligations to comply with such provision of the Loan Agreement or any other provision of the Loan Documents in any other instance. The foregoing limited waiver shall not be deemed or otherwise construed to constitute a waiver of any other provision or to prejudice any right, power or remedy which the Lender may now have or may have in the future under or in connection with the Loan Agreement or any other Loan Document, all of which rights, powers and remedies are hereby expressly reserved by the Lender. The agreements and consents set forth in this letter agreement are limited to the extent specifically set forth above and no other terms, covenants or provisions of the Loan Documents are intended to be affected hereby

3.

Conditions Precedent. Notwithstanding any contrary provision, this Amendment shall be effective on the first Business Day upon which all of the following conditions precedent have been satisfied (the "Effective Date"):

(a)    Lender shall have received counterparts of this Amendment executed by Borrower, Lender, and each other party set forth on the signature pages hereto;

(b)    Lender shall have received satisfactory evidence that Borrower has paid the fees and expenses of counsel described in Section 6;

(c)    No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment;

(d)    Lender shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as Lender or its counsel may reasonably request, and all such documents shall be in form and substance satisfactory to Lender (it being agreed that execution of this Amendment by Lender shall evidence that the foregoing conditions have been fulfilled).

4.

Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by Borrower. Borrower hereby agrees that, except as expressly provided in this Amendment, the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of Borrower under the Loan Agreement and the other Loan Documents or the Liens securing the payment and performance thereof. Borrower further confirms that the liens and security interests in the Collateral created under the Loan Documents secure, among other indebtedness, Borrower's obligations under the Loan Documents, and all modifications, amendments, renewals, extensions, and restatements thereof.

5.

Representations and Warranties. As a material inducement for Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender (with the knowledge and intent that Lender is relying upon the same in consenting to this Amendment) that as of the Effective Date, and after giving effect to the transactions contemplated by this Amendment: (a) all representations and warranties in the Loan Agreement and in all other Loan Documents are true and correct in all material respects, as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date; or (ii) the facts or circumstances on which any of them were based have been changed by transactions or events not prohibited by the Loan Documents; (b) no Default or Event of Default exists under the Loan Documents or will exist after giving effect to this Amendment; (c) this Amendment has been duly authorized and approved by all necessary organizational action and requires the consent of no other Person, and is binding and enforceable against Borrower in accordance with its terms; and (d) the execution, delivery and performance of this Amendment in accordance with its terms, does not and will not, by the passage of time, the giving of notice, or otherwise: (i) require any governmental approval, other than such as have been obtained and are in full force and effect, or violate any applicable law relating to Borrower; (ii) conflict with, result in a breach of, or constitute a default under the Constituent Documents of Borrower thereof, or any indenture, agreement, or other instrument to which Borrower is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by Borrower.

6.

Fees, Costs and Expenses. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Lender for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment and all related documents; and

7.	Miscellaneous.

(a)

This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the Loan Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Loan Agreement to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended by this Amendment.

(b)

The Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of Lender under any Loan Document, nor constitute a waiver under any of the Loan Documents.

(c)	All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

(d)

This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

(e)

THIS AMENDMENT, THE LOAN AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)

The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

(g)

Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)	This Amendment shall be construed in accordance with and governed by the laws of the State of Texas without regard to its principles of conflicts of laws.

(i)

Except as set forth in Section 2, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

BORROWER: FIRST NORTHWEST BANCORP, a Washington corporation

By:	/s/ Matthew P Deines
Name: Matthew P Deines
Title: President and Chief Executive Officer

Signature Page to

First Amendment and Waiver to Loan Agreement

LENDER: NEXBANK

By:	/s/ Morgan Weinbel
Name: Morgan Weinbel
Title: VP, Commercial Lending

Signature Page to

First Amendment and Waiver to Loan Agreement